UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2025
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Arcus Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38419	47-3898435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3928 Point Eden Way
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 694-6200
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	RCUS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On October 12, 2025, Arcus Biosciences, Inc. (the “Company”) announced the first overall survival results from Arm A1 of the Phase 2 EDGE-Gastric study in patients with locally advanced unresectable or metastatic gastric, gastroesophageal junction or esophageal adenocarcinoma. At data cutoff (March 3, 2025), safety and efficacy were evaluated in all patients enrolled and treated (n=41) and median study follow-up was 26.4 months. Efficacy was observed across all PD-L1 subgroups. With a median time on treatment of 49 weeks (range: <1-117 weeks), the domvanalimab plus zimberelimab and chemotherapy regimen demonstrated sustained efficacy with longer follow-up. A summary of the efficacy results is as follows:

	Overall* (N = 41)	PD-L1 Positive (TAP ≥1%) (n = 29)	PD-L1 High (TAP ≥5%) (n = 16)
Median OS, months (90% CI)	26.7 (18.4, NE)	26.7 (19.5, NE)	NE (17.4, NE)
24 months OS rate, % (90% CI)	50.2 (36.3, 62.6)	53.8 (37.3, 67.7)	56.3 (33.9, 73.6)
Median PFS, months (90% CI)	12.9 (9.8, 14.6)	13.2 (11.3, 15.2)	14.5 (11.3, NE)
24 months PFS rate, % (90% CI)	25.9 (14.8, 38.5)	24.9 (12.1, 39.9)	31.3 (14.0, 50.2)
Confirmed ORR, % (n) per RECIST v1.1 (90% CI)	59% (24) (45%, 72%)	62% (18) (45%, 77%)	69% (11) (45%, 87%)
One patient did not have tissue available for central laboratory TAP scoring (SP263 assay). Local lab results showed the patient was PD-L1 low according to 22C3 assay.
*All patients who enrolled and received study treatment.
CI: confidence interval
NE: not estimable
TAP: tumor area positivity

No unexpected safety signals were observed at the time of data cut off. The safety profile of domvanalimab plus zimberelimab and chemotherapy was generally well tolerated and is consistent with that of anti-PD-1 plus chemotherapy. Immune-mediated TEAEs related to domvanalimab and/or zimberelimab occurred in 9 patients (22%), and infusion-related reactions occurred in 3 patients (7%).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUS BIOSCIENCES, INC.

Date: October 14, 2025	By:	/s/ Terry Rosen, Ph. D.
Terry Rosen, Ph.D.
Chief Executive Officer (Principal Executive Officer)